Exhibit 99.2

Genworth®
Financial

Insurance for living.
Solutions for life.℠

FIRST QUARTER FINANCIAL SUPPLEMENT

MARCH 31, 2006

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Dear Investor,

In conjunction with the release of Genworth's first quarter results for 2006, we have prepared this financial supplement to assist investors in understanding Genworth’s financial results.

The first quarter supplement has several new financial disclosures including additional product sales information as well as additional metrics for our mortgage insurance segment.

Beginning in 2006, our Mexican-domiciled operations will be reported within the payment protection business. All quarters presented have been revised to combine our Mexico operations and payment protection insurance. The revision has also been made to reflect the impact on the Corporate and Other segment where Mexico operations results were previously reported.

Effective January 1, 2006, we are allocating net realized investment gains (losses) to our business segments in the determination of segment GAAP net earnings. Prior to 2006, all net realized investment gains (losses) were recorded to the Corporate and Other segment. Net realized investment gains (losses) continue to be excluded from segment net operating earnings as more fully described on page 4 of this financial supplement.

Please feel free to call if you have any additional questions.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

804-662-2693

Alicia Charity

Vice President

Investor Relations

804-662-2248

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measure entitled “net operating earnings.” The company defines net operating earnings as net earnings from continuing operations, excluding after-tax net realized investment gain (losses), net of taxes and other adjustments, changes in accounting principles and infrequent or unusual non-operating items. There were no infrequent or unusual non-operating items excluded from net operating earnings for the periods presented in this financial supplement.

Management believes that analysis of net operating earnings enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating earnings should not be viewed as a substitute for GAAP net earnings. In addition, the company’s definition of net operating earnings may differ from the definitions used by other companies. The table on page 7 of this report provides a reconciliation of net earnings to net operating earnings (as defined above) for the three months ended March 31, 2006 and 2005.

During 2006, we began allocating net realized investment gains (losses) to the segments in determining segment net income. We exclude the net realized investment gains (losses), net of taxes and other adjustments, from segment net operating earnings for each of the segments. Other adjustments represent amortization of deferred acquisition costs and other intangible assets associated with the net realized gains (losses). During 2005, all net realized investment gains (losses) were recorded in the Corporate and Other segment. Reconciliation of GAAP net earnings to net operating earnings is included herein.

Definition of Sales

The term “sales” as used in this financial supplement means (1) annualized first-year premiums for term life insurance, long-term care insurance, and group life and health insurance; (2) new and additional premiums/deposits for universal life insurance, spread-based and variable products; (3) new deposits for managed assets; (4) written premiums gross of reinsurance and cancellations for payment protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums net of cancellations for our Mexican-domiciled operations. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period. This operating measure enables the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

First Quarter Results

Three months ended March 31, 2006 as compared to

three months ended March 31, 2005

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2006	2005
	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income	$11,738	$11,906	$11,615	$11,343	$11,062
Total accumulated other comprehensive income	740	1,404	1,713	2,163	1,458

Total stockholder’s equity	$12,478	$13,310	$13,328	$13,506	$12,520

Book value per common share	$27.37	$28.26	$28.31	$28.69	$26.62
Book value per common share, excluding accumulated other comprehensive income	$25.74	$25.28	$24.67	$24.10	$23.52
Common shares outstanding as of balance sheet date	456.0	470.9	470.8	470.7	470.2

Basic and Diluted Shares	Three months ended March 31, 2006
Weighted-average shares used in basic earnings per common share calculations	467.0
Dilutive securities:
Stock purchase contracts underlying equity units (1)	7.5
Stock options, restricted stock units and stock appreciation rights	5.0

Weighted-average shares used in diluted earnings per common share calculations	479.5

(1)	For more information on our Equity Units, see note 13 (d) in our audited financial statements filed on Form 10-K for the year ended December 31, 2005.

Dilutive Effect of Stock Purchase Contracts Underlying Equity Units	Average market price	Incremental Shares (a)
	$30.00	5.4
	$31.00	6.1
	$32.00	6.7
	$33.00	7.2
	$34.00	7.8
	$35.00	8.3
	$36.00	8.8
	$37.00	9.2
	$38.00	9.6
	$39.00	10.0
	$40.00	10.4

(a)	Incremental shares are calculated using the treasury stock method.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Net Earnings to Net Operating Earnings

(amounts in millions, except per share data)

	Three months ended March 31,
	2006	2005
Net earnings	$334	$322
Less cumulative effect of accounting change, net of taxes	4	—

Net earnings before accounting change	330	322
Net realized investment losses (gains), net of taxes and other adjustments	15	4

Net operating earnings	$345	$326

Net earnings per common share:
Basic	$0.72	$0.66

Diluted	$0.70	$0.65

Net earnings before accounting change per common share:
Basic	$0.71	$0.66

Diluted	$0.69	$0.65

Net operating earnings per common share:
Basic	$0.74	$0.67

Diluted	$0.72	$0.66

Weighted-average common shares outstanding:
Basic	467.0	488.8

Diluted	479.5	494.3

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Net Earnings

(amounts in millions)

	Three months ended March 31,
	2006	2005
REVENUES:
Premiums	$1,539	$1,605
Net investment income	924	851
Net realized investment gains (losses)	(22)	(6)
Policy fees and other income	184	161

Total revenues	2,625	2,611

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,035	1,075
Interest credited	373	340
Acquisition and operating expenses, net of deferrals	475	447
Amortization of deferred acquisition costs and intangibles	174	193
Interest expense	82	72

Total benefits and expenses	2,139	2,127

NET EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	486	484
Provision for income taxes	156	162
Effective tax rate	32.1%	33.5%

NET EARNINGS BEFORE ACCOUNTING CHANGE	330	322
Cumulative effect of accounting change, net of taxes	4	—

NET EARNINGS	334	322
Net realized investment losses (gains), net of taxes and other adjustments	15	4
Cumulative effect of accounting change, net of taxes	(4)	—

NET OPERATING EARNINGS	$345	$326

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet

(amounts in millions)

	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$53,559	$53,937	$53,740	$53,591	$52,812
Equity securities available-for-sale, at fair value	193	206	195	187	184
Commercial mortgage loans	7,854	7,558	7,272	6,859	6,279
Policy loans	1,362	1,350	1,353	1,233	1,232
Restricted investments held by securitization entities	—	685	753	781	815
Other invested assets	2,738	3,174	3,224	3,696	3,888

Total investments	65,706	66,910	66,537	66,347	65,210
Cash and cash equivalents	1,909	1,875	1,834	1,518	1,461
Accrued investment income	788	733	749	759	809
Deferred acquisition costs	5,817	5,586	5,391	5,165	5,212
Intangible assets	817	782	778	778	819
Goodwill	1,451	1,450	1,455	1,454	1,462
Reinsurance recoverable	18,003	18,245	18,331	18,526	18,560
Other assets	716	967	1,691	1,210	1,551
Separate account assets	9,700	9,106	8,923	8,731	8,608

Total assets	$104,907	$105,654	$105,689	$104,488	$103,692

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet (continued)

(amounts in millions)

	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,632	$63,749	$63,786	$62,519	$62,098
Liability for policy and contract claims	3,279	3,364	3,315	3,343	3,376
Unearned premiums	3,706	3,647	3,567	3,417	3,580
Other policyholder liabilities	443	507	518	682	677
Other liabilities	4,551	4,937	5,337	5,609	6,793
Non-recourse funding obligations	2,150	1,400	1,400	1,100	900
Short-term borrowings	380	152	167	529	544
Long-term borrowings	2,729	2,736	2,761	2,416	2,440
Senior notes underlying equity units	600	600	600	600	600
Mandatorily redeemable preferred stock	100	100	100	100	100
Deferred tax liability	1,159	1,386	1,177	1,182	643
Borrowings related to securitization entities	—	660	710	754	813
Separate account liabilities	9,700	9,106	8,923	8,731	8,608

Total liabilities	92,429	92,344	92,361	90,982	91,172

Commitments and contingencies

Stockholders’ equity:
Common stock	—	—	—	—	—
Additional paid-in capital	10,682	10,671	10,651	10,651	10,625

Accumulated other comprehensive income:
Net unrealized investment gains	223	760	1,040	1,538	847
Derivatives qualifying as hedges	280	389	399	406	266
Foreign currency translation and other adjustments	237	255	274	219	345

Total accumulated other comprehensive income	740	1,404	1,713	2,163	1,458
Retained earnings	2,035	1,735	1,464	1,192	937
Treasury stock, at cost	(979)	(500)	(500)	(500)	(500)

Total stockholders’ equity	12,478	13,310	13,328	13,506	12,520

Total liabilities and stockholders’ equity	$104,907	$105,654	$105,689	$104,488	$103,692

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

DEFERRED ACQUISITION COSTS ROLLFORWARD

(amounts in millions)

Deferred Acquisition Costs Rollforward	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of December 31, 2005	$4,585	$855	$131	$—	$5,571
Costs deferred	209	58	20	—	287
Amortization, net of interest accretion (1)	(96)	(33)	(14)	—	(143)
Impact of foreign currency translation	(3)	—	(1)	—	(4)

Unamortized balance as of March 31, 2006	4,695	880	136	—	5,711
Accumulated effect of net unrealized investment gains	(6)	112	—	—	106

Balance as of March 31, 2006	$4,689	$992	$136	$—	$5,817

(1)	Amortization, net of interest accretion, includes $0 million of amortization related to net realized investment gains (losses) for our investment contracts.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

First Quarter Results by Segment

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Earnings and Net Operating Earnings by Quarter

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,539	$1,531	$1,547	$1,614	$1,605	$6,297
Net investment income	924	941	902	842	851	3,536
Net realized investment gains (losses)	(22)	11	(7)	—	(6)	(2)
Policy fees and other income	184	172	186	154	161	673

Total revenues	2,625	2,655	2,628	2,610	2,611	10,504

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,035	1,053	1,026	1,051	1,075	4,205
Interest credited	373	374	364	347	340	1,425
Acquisition and operating expenses, net of deferrals	475	513	506	523	447	1,989
Amortization of deferred acquisition costs and intangibles	174	176	217	208	193	794
Interest expense	82	80	72	69	72	293

Total benefits and expenses	2,139	2,196	2,185	2,198	2,127	8,706

EARNINGS BEFORE INCOME TAXES	486	459	443	412	484	1,798
Provision for income taxes	156	152	136	127	162	577

NET EARNINGS BEFORE ACCOUNTING CHANGE	330	307	307	285	322	1,221
Cumulative effect of accounting change, net of taxes	4	—	—	—	—	—

NET EARNINGS	334	307	307	285	322	1,221
Net realized investment losses (gains), net of taxes and other adjustments	15	(7)	4	—	4	1
Cumulative effect of accounting change, net of taxes	(4)	—	—	—	—	—

NET OPERATING EARNINGS	$345	$300	$311	$285	$326	$1,222

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Earnings and Net Operating Earnings

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other
Three months ended March 31, 2006	Life	Long- term care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail Products	Fee-Based Products	Spread- Based Institutional Products	Total	U.S.	International	Total		Total
REVENUES:
Premiums	$221	$425	$291	$168	$1,105	$180	$—	$—	$180	$116	$131	$247	$7	$1,539
Net investment income	138	174	22	12	346	329	4	132	465	35	45	80	33	924
Net realized investment gains (losses)	—	4	—	—	4	(7)	—	(2)	(9)	—	1	1	(18)	(22)
Policy fees and other income	83	5	6	3	97	6	71	—	77	4	3	7	3	184

Total revenues	442	608	319	183	1,552	508	75	130	713	155	180	335	25	2,625

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	183	396	48	120	747	240	1	—	241	19	27	46	1	1,035
Interest credited	60	34	—	1	95	160	4	114	278	—	—	—	—	373
Acquisition and operating expenses, net of deferrals	36	81	172	41	330	27	43	2	72	32	36	68	5	475
Amortization of deferred acquisition costs and intangibles	21	26	65	10	122	31	5	—	36	8	7	15	1	174
Interest expense	25	—	—	—	25	1	—	—	1	—	—	—	56	82

Total benefits and expenses	325	537	285	172	1,319	459	53	116	628	59	70	129	63	2,139

EARNINGS BEFORE INCOME TAXES	117	71	34	11	233	49	22	14	85	96	110	206	(38)	486
Provision (benefit) for income taxes	43	25	9	4	81	18	7	5	30	24	33	57	(12)	156

	74	46	25	7	152	31	15	9	55	72	77	149	(26)	330
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	4	4

SEGMENT NET EARNINGS (LOSS)	74	46	25	7	152	31	15	9	55	72	77	149	(22)	334
Adjustment to segment net earnings (loss):
Net realized investment losses (gains), net of taxes and other adjustments	—	(3)	—	—	(3)	5	—	1	6	—	—	—	12	15
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)

SEGMENT NET OPERATING (LOSS) EARNINGS	$74	$43	$25	$7	$149	$36	$15	$10	$61	$72	$77	$149	$(14)	$345

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Earnings and Net Operating Earnings (continued)

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other
Three months ended March 31, 2005	Life	Long- term care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail Products	Fee-Based Products	Spread- Based Institutional Products	Total	U.S.	International	Total		Total
REVENUES:
Premiums	$201	$408	$367	$162	$1,138	$244	$—	$—	$244	$111	$104	$215	$8	$1,605
Net investment income	121	156	27	11	315	331	4	98	433	31	38	69	34	851
Net realized investment gains (losses)	—	—	—	—	—	—	—	—	—	—	—	—	(6)	(6)
Policy fees and other income	78	2	5	4	89	3	55	—	58	7	3	10	4	161

Total revenues	$400	$566	$399	$177	$1,542	$578	$59	$98	$735	$149	$145	$294	$40	$2,611

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	172	388	73	112	745	307	1	—	308	15	6	21	1	1,075
Interest credited	59	31	—	—	90	165	3	82	250	—	—	—	—	340
Acquisition and operating expenses, net of deferrals	34	65	186	45	330	30	27	2	59	34	25	59	(1)	447
Amortization of deferred acquisition costs and intangibles	20	17	106	9	152	24	3	—	27	6	5	11	3	193
Interest expense	9	—	—	—	9	—	—	—	—	—	—	—	63	72

Total benefits and expenses	294	501	365	166	1,326	526	34	84	644	55	36	91	66	2,127

EARNINGS BEFORE INCOME TAXES	106	65	34	11	216	52	25	14	91	94	109	203	(26)	484
Provision (benefit) for income taxes	38	23	12	4	77	18	8	5	31	22	40	62	(8)	162

SEGMENT NET EARNINGS (LOSS)	68	42	22	7	139	34	17	9	60	72	69	141	(18)	322
Adjustment to segment net earnings (loss):
Net realized investment losses (gains), net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	4	4

SEGMENT NET OPERATING (LOSS) EARNINGS	$68	$42	$22	$7	$139	$34	$17	$9	$60	$72	$69	$141	$(14)	$326

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Protection

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,105	$1,109	$1,133	$1,141	$1,138	$4,521
Net investment income	346	339	321	312	315	1,287
Net realized investment gains (losses)	4	—	—	—	—	—
Policy fees and other income	97	94	110	78	89	371

Total revenues	1,552	1,542	1,564	1,531	1,542	6,179

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	747	731	740	710	745	2,926
Interest credited	95	98	90	91	90	369
Acquisition and operating expenses, net of deferrals	330	336	332	352	330	1,350
Amortization of deferred acquisition costs and intangibles	122	121	163	161	152	597
Interest expense	25	19	13	11	9	52

Total benefits and expenses	1,319	1,305	1,338	1,325	1,326	5,294

EARNINGS BEFORE INCOME TAXES	233	237	226	206	216	885
Provision for income taxes	81	86	81	73	77	317

SEGMENT NET EARNINGS	152	151	145	133	139	568
Net realized investment losses (gains), net of taxes and other adjustments	(3)	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$149	$151	$145	$133	$139	$568

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Life Insurance

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$221	$207	$212	$193	$201	$813
Net investment income	138	134	122	116	121	493
Net realized investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	83	80	94	65	78	317

Total revenues	442	421	428	374	400	1,623

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	183	158	168	165	172	663
Interest credited	60	59	59	58	59	235
Acquisition and operating expenses, net of deferrals	36	36	36	28	34	134
Amortization of deferred acquisition costs and intangibles	21	26	39	26	20	111
Interest expense	25	19	13	11	9	52

Total benefits and expenses	325	298	315	288	294	1,195

EARNINGS BEFORE INCOME TAXES	117	123	113	86	106	428
Provision for income taxes	43	44	40	31	38	153

SEGMENT NET EARNINGS	74	79	73	55	68	275
Net realized investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$74	$79	$73	$55	$68	$275

SALES:
Sales by Product:
Term Life	$34	$37	$38	$34	$29	$138
Universal Life:
Annualized first-year deposits	9	7	7	6	7	27
Excess deposits	19	20	12	8	6	46

Total Universal Life	28	27	19	14	13	73

Total Sales—Life Insurance	$62	$64	$57	$48	$42	$211

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$1	$1	$3	$6
Independent Producers	61	63	56	47	39	205

Total Sales—Life Insurance	$62	$64	$57	$48	$42	$211

Sales from our term life insurance product represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our universal life product represent annualized first-year deposits and excess deposits.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Long-term Care Insurance

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$425	$429	$412	$431	$408	$1,680
Net investment income	174	171	165	160	156	652
Net realized investment gains (losses)	4	—	—	—	—	—
Policy fees and other income	5	5	6	2	2	15

Total revenues	608	605	583	593	566	2,347

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	396	399	389	371	388	1,547
Interest credited	34	38	31	32	31	132
Acquisition and operating expenses, net of deferrals	81	79	80	74	65	298
Amortization of deferred acquisition costs and intangibles	26	22	19	45	17	103
Interest expense	—	—	—	—	—	—

Total benefits and expenses	537	538	519	522	501	2,080

EARNINGS BEFORE INCOME TAXES	71	67	64	71	65	267
Provision for income taxes	25	24	23	25	23	95

SEGMENT NET EARNINGS	46	43	41	46	42	172
Net realized investment losses (gains), net of taxes and other adjustments	(3)	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$43	$43	$41	$46	$42	$172

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$10	$9	$10	$9	$10	$38
Independent Producers	17	15	12	13	13	53
Dedicated Sales Specialist	14	14	16	16	15	61

Total Individual Long-term Care	41	38	38	38	38	152
Group Long-term Care	—	5	—	1	—	6
Medicare Supplement and Other A&H	7	3	3	3	3	12

Total Sales	$48	$46	$41	$42	$41	$170

Sales from our long-term care products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Payment Protection Insurance

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$291	$307	$343	$352	$367	$1,369
Net investment income	22	22	23	25	27	97
Net realized investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	6	6	7	8	5	26

Total revenues	319	335	373	385	399	1,492

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	61	68	61	73	263
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	172	176	176	209	186	747
Amortization of deferred acquisition costs and intangibles	65	63	93	78	106	340
Interest expense	—	—	—	—	—	—

Total benefits and expenses	285	300	337	348	365	1,350

EARNINGS BEFORE INCOME TAXES	34	35	36	37	34	142
Provision for income taxes	9	14	13	13	12	52

SEGMENT NET EARNINGS	25	21	23	24	22	90
Net realized investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$25	$21	$23	$24	$22	$90

SALES:
Payment Protection Insurance	$419	$421	$454	$501	$453	$1,829
Mexico Operations	16	16	14	12	12	54

Total Sales—Payment Protection Insurance	$435	$437	$468	$513	$465	$1,883

Sales from our payment protection insurance business represent total written premiums gross of reinsurance and cancellations during the specified period. Sales from our Mexican-domiciled operations represent total written premiums net of cancellations.

Beginning in 2006, our Mexican-domiciled operations are reported within the payment protection business. All quarters presented have been revised to combine our Mexican operations with payment protection insurance. The revision has also been made to reflect the impact on the Corporate and Other segment where our Mexican operations results were previously reported.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Group Life and Health Insurance

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$168	$166	$166	$165	$162	$659
Net investment income	12	12	11	11	11	45
Net realized investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	3	3	3	3	4	13

Total revenues	183	181	180	179	177	717

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	120	113	115	113	112	453
Interest credited	1	1	—	1	—	2
Acquisition and operating expenses, net of deferrals	41	45	40	41	45	171
Amortization of deferred acquisition costs and intangibles	10	10	12	12	9	43
Interest expense	—	—	—	—	—	—

Total benefits and expenses	172	169	167	167	166	669

EARNINGS BEFORE INCOME TAXES	11	12	13	12	11	48
Provision for income taxes	4	4	5	4	4	17

SEGMENT NET EARNINGS	7	8	8	8	7	31
Net realized investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$7	$8	$8	$8	$7	$31

Sales by Distribution Channel:
Independent Producers	$34	$69	$37	$38	$30	$174

Sales from our group life and health insurance products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Retirement Income and Investments

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$180	$181	$189	$241	$244	$855
Net investment income	465	493	455	432	433	1,813
Net realized investment gains (losses)	(9)	—	—	—	—	—
Policy fees and other income	77	63	61	62	58	244

Total revenues	713	737	705	735	735	2,912

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	241	255	247	301	308	1,111
Interest credited	278	276	274	256	250	1,056
Acquisition and operating expenses, net of deferrals	72	68	66	66	59	259
Amortization of deferred acquisition costs and intangibles	36	39	33	32	27	131
Interest expense	1	1	1	1	—	3

Total benefits and expenses	628	639	621	656	644	2,560

EARNINGS BEFORE INCOME TAXES	85	98	84	79	91	352
Provision for income taxes	30	30	25	19	31	105

SEGMENT NET EARNINGS	55	68	59	60	60	247
Net realized investment losses (gains), net of taxes and other adjustments	6	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$61	$68	$59	$60	$60	$247

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Spread-Based Retail Products

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$180	$181	$189	$241	$244	$855
Net investment income	329	361	338	322	331	1,352
Net realized investment gains (losses)	(7)	—	—	—	—	—
Policy fees and other income	6	5	4	5	3	17

Total revenues	508	547	531	568	578	2,224

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	240	255	245	297	307	1,104
Interest credited	160	165	172	166	165	668
Acquisition and operating expenses, net of deferrals	27	28	29	31	30	118
Amortization of deferred acquisition costs and intangibles	31	34	28	28	24	114
Interest expense	1	1	1	1	—	3

Total benefits and expenses	459	483	475	523	526	2,007

EARNINGS BEFORE INCOME TAXES	49	64	56	45	52	217
Provision for income taxes	18	21	17	10	18	66

SEGMENT NET EARNINGS	31	43	39	35	34	151
Net realized investment losses (gains) net of taxes and other adjustments	5	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$36	$43	$39	$35	$34	$151

SALES:
Sales by Product:
Structured Settlements	$47	$51	$50	$93	$153	$347
Single Premium Immediate Annuities	200	193	190	164	166	713
Fixed Annuities	189	343	378	686	364	1,771

Total spread-based retail	$436	$587	$618	$943	$683	$2,831

Sales by Distribution Channel:
Financial Intermediaries	$323	$467	$487	$771	$441	$2,166
Independent Producers	107	113	124	164	230	631
Dedicated Sales Specialists	6	7	7	8	12	34

Total spread-based retail	$436	$587	$618	$943	$683	$2,831

Sales from our life-contingent spread-based retail products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our non-life-contingent spread-based retail products represent new and additional premiums/deposits.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Fee-Based Products

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	4	6	4	5	4	19
Net realized investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	71	58	57	57	55	227

Total revenues	75	64	61	62	59	246

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	—	2	4	1	7
Interest credited	4	5	1	4	3	13
Acquisition and operating expenses, net of deferrals	43	36	35	33	27	131
Amortization of deferred acquisition costs and intangibles	5	5	5	4	3	17
Interest expense	—	—	—	—	—	—

Total benefits and expenses	53	46	43	45	34	168

EARNINGS BEFORE INCOME TAXES	22	18	18	17	25	78
Provision for income taxes	7	4	4	3	8	19

SEGMENT NET EARNINGS	15	14	14	14	17	59
Net realized investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$15	$14	$14	$14	$17	$59

Sales by Product:

Income Distribution Series1	$264	$201	$99	$95	$86	$481
Traditional Variable Annuities	138	134	142	159	178	613
Variable Life	4	3	3	5	3	14
Asset Management	582	473	429	378	323	1,603

Total fee-based	$988	$811	$673	$637	$590	$2,711

Sales by Distribution Channel:
Financial Intermediaries	$375	$308	$221	$243	$247	$1,019
Independent Producers	308	236	218	228	202	884
Dedicated Sales Specialist:	305	267	234	166	141	808

Total fee-based	$988	$811	$673	$637	$590	$2,711

Sales from our fee-based products represent new and additional premiums/deposits.

Sales from our traditional variable annuities include additional deposits on existing policies, including policies reinsured in connection with our corporate reorganization. Following is a table representing the additional deposits on policies reinsured:

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
	$13	$10	$17	$28	$38	$93

(1)	Income distribution series products are comprised of our retirement income and annuity product and four variable annuity riders that provide similar income features.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Spread-Based Institutional Products

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	132	126	113	105	98	442
Net realized investment gains (losses)	(2)	—	—	—	—	—
Policy fees and other income	—	—	—	—	—	—

Total revenues	130	126	113	105	98	442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	114	106	101	86	82	375
Acquisition and operating expenses, net of deferrals	2	4	2	2	2	10
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—

Total benefits and expenses	116	110	103	88	84	385

EARNINGS BEFORE INCOME TAXES	14	16	10	17	14	57
Provision for income taxes	5	5	4	6	5	20

SEGMENT NET EARNINGS	9	11	6	11	9	37
Net realized investment losses (gains), net of taxes and other adjustments	1	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$10	$11	$6	$11	$9	$37

SALES:
Sales by Product:
Spread-Based Institutional
Guaranteed Investment Contracts (GICs)	$57	$31	$81	$105	$49	$266
Funding agreements backing notes	700	500	1,000	150	300	1,950
Funding agreements	—	—	—	100	—	100

Total spread-based institutional	$757	$531	$1,081	$355	$349	$2,316

Sales from our spread-based institutional products represent new and additional premiums/deposits.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Mortgage Insurance

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$247	$229	$218	$220	$215	$882
Net investment income	80	77	73	68	69	287
Net realized investment gains (losses)	1	—	—	—	—	—
Policy fees and other income	7	11	12	12	10	45

Total revenues	335	317	303	300	294	1,214

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	66	36	39	21	162
Acquisition and operating expenses, net of deferrals	68	74	81	75	59	289
Amortization of deferred acquisition costs and intangibles	15	14	18	13	11	56

Total benefits and expenses	129	154	135	127	91	507

EARNINGS BEFORE INCOME TAXES	206	163	168	173	203	707
Provision for income taxes	57	44	42	52	62	200

SEGMENT NET EARNINGS	149	119	126	121	141	507
Net realized investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$149	$119	$126	$121	$141	$507

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$116	$112	$111	$113	$111	$447
Net investment income	35	33	34	32	31	130
Net realized investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	4	6	6	7	7	26

Total revenues	155	151	151	152	149	603

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	19	50	27	25	15	117
Acquisition and operating expenses, net of deferrals	32	38	49	40	34	161
Amortization of deferred acquisition costs and intangibles	8	9	13	7	6	35

Total benefits and expenses	59	97	89	72	55	313

EARNINGS BEFORE INCOME TAXES	96	54	62	80	94	290
Provision for income taxes	24	7	4	19	22	52

SEGMENT NET EARNINGS	72	47	58	61	72	238
Net realized investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$72	$47	$58	$61	$72	$238

SALES:
New Insurance Written (NIW):
Flow	$5,544	$6,567	$7,073	$6,533	$4,983	$25,156
Bulk	1,258	62	147	687	683	1,579
Pool	41	61	—	—	—	61

Total U.S. Mortgage NIW	$6,843	$6,690	$7,220	$7,220	$5,666	$26,796

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—International Mortgage Insurance

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$131	$117	$107	$107	$104	$435
Net investment income	45	44	39	36	38	157
Net realized investment gains (losses)	1	—	—	—	—	—
Policy fees and other income	3	5	6	5	3	19

Total revenues	180	166	152	148	145	611

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	27	16	9	14	6	45
Acquisition and operating expenses, net of deferrals	36	36	32	35	25	128
Amortization of deferred acquisition costs and intangibles	7	5	5	6	5	21

Total benefits and expenses	70	57	46	55	36	194

EARNINGS BEFORE INCOME TAXES	110	109	106	93	109	417
Provision for income taxes	33	37	38	33	40	148

SEGMENT NET EARNINGS	77	72	68	60	69	269
Net realized investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$77	$72	$68	$60	$69	$269

SEGMENT OPERATING EARNINGS BY PLATFORM
Australia	30	24	28	25	29	106
Canada	46	46	38	35	34	153
Europe and Rest of World	1	2	2	—	6	10

SEGMENT NET EARNINGS	$77	$72	$68	$60	$69	$269
Net realized investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$77	$72	$68	$60	$69	$269

SALES:
New Insurance Written (NIW):
Flow	$19,714	$19,230	$18,556	$14,070	$12,743	$64,599
Bulk	667	2,650	2,474	7,333	1,500	13,957

Total International Mortgage NIW	$20,381	$21,880	$21,030	$21,403	$14,243	$78,556

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings—Corporate and Other

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$7	$12	$7	$12	$8	$39
Net investment income	33	32	53	30	34	149
Net realized investment gains (losses)	(18)	11	(7)	—	(6)	(2)
Policy fees and other income	3	4	3	2	4	13

Total revenues	25	59	56	44	40	199

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	1	3	1	1	6
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	5	35	27	30	(1)	91
Amortization of deferred acquisition costs and intangibles	1	2	3	2	3	10
Interest expense	56	60	58	57	63	238

Total benefits and expenses	63	98	91	90	66	345

SEGMENT NET LOSS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	(38)	(39)	(35)	(46)	(26)	(146)
Benefit from income taxes	(12)	(8)	(12)	(17)	(8)	(45)

	(26)	(31)	(23)	(29)	(18)	(101)
SEGMENT NET LOSS BEFORE ACCOUNTING CHANGE
Cumulative effect of accounting change, net of taxes	4	—	—	—	—	—

SEGMENT NET LOSS	(22)	(31)	(23)	(29)	(18)	(101)
Net realized investment losses (gains), net of taxes and other adjustments	12	(7)	4	—	4	1
Cumulative effect of accounting change, net of taxes	(4)	—	—	—	—	—

NET OPERATING LOSS	$(14)	$(38)	$(19)	$(29)	$(14)	$(100)

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

	March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment Grade
Other Public	$24,118	36%	$25,184	37%	$25,250	37%	$25,635	38%	$25,317	38%
Other Private	10,272	15	10,200	15	10,171	15	9,889	15	9,443	14
Mortgage and Asset-Backed Securities	13,464	20	12,803	19	12,434	18	12,020	18	12,071	18
Tax Exempt	2,900	4	2,886	4	2,909	4	2,991	4	3,012	5
Non Investment Grade	2,805	4	2,864	4	2,976	4	3,056	5	2,969	5
Equity securities:
Common stocks and mutual funds	45	0	54	0	62	0	50	0	52	0
Preferred stocks	148	0	152	0	133	0	137	0	132	0
Commercial mortgage loans	7,854	12	7,558	11	7,272	11	6,859	10	6,279	9
Policy loans	1,362	2	1,350	2	1,353	2	1,233	2	1,232	2
Restricted investments held by securitization entities	—	0	685	1	753	1	781	1	815	1
Cash, cash equivalents and short-term investments	1,962	3	1,900	3	1,860	3	1,545	2	1,526	2
Securities lending	1,597	2	1,820	3	2,212	3	2,670	4	3,019	5
Other invested assets	1,088	2	1,329	1	986	2	999	1	804	1

Total invested assets and cash	$67,615	100%	$68,785	100%	$68,371	100%	$67,865	100%	$66,671	100%

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Investments Summary (continued)

(amounts in millions)

		March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
Public Fixed Maturities—Credit Quality:		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$29,269	73%	$29,295	72%	$28,966	72%	$29,191	72%	$29,107	72%
2	Baa	8,512	22	9,072	23	9,345	23	9,447	23	9,472	23
3	Ba	1,504	4	1,466	4	1,575	4	1,529	4	1,439	4
4	B	548	1	557	1	440	1	465	1	474	1
5	Caa and lower	81	0	79	0	122	0	119	0	91	0
6	In or near default	9	0	13	0	12	0	26	0	26	0
Not rated	Not rated	5	0	57	0	47	0	36	0	35	0

	Total public fixed maturities	$39,928	100%	$40,539	100%	$40,507	100%	$40,813	100%	$40,644	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$7,707	57%	$7,452	56%	$7,201	55%	$6,907	55%	$6,350	52%
2	Baa	5,266	39	5,252	39	5,252	40	4,990	39	4,914	41
3	Ba	450	3	470	4	535	4	550	4	543	5
4	B	161	1	157	1	139	1	217	2	175	1
5	Caa and lower	13	0	16	0	36	0	39	0	46	0
6	In or near default	34	0	34	0	50	0	55	0	37	0
Not rated	Not rated	—	0	17	0	20	0	20	0	103	1

	Total private fixed maturities	$13,631	100%	$13,398	100%	$13,233	100%	$12,778	100%	$12,168	100%

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$657	1%	$805	2%	$715	1%	$731	1%	$493	1%
Tax exempt	2,900	6	2,890	6	2,913	6	2,995	6	3,016	6
Foreign government	1,825	4	1,806	3	1,793	3	1,887	3	1,808	3
U.S. corporate	25,314	47	26,122	48	26,617	50	27,058	51	26,623	50
Foreign corporate	9,291	17	9,390	17	9,144	17	8,776	16	8,651	16
Mortgage-backed	8,836	16	8,834	16	8,659	16	8,557	16	8,835	17
Asset-backed	4,736	9	4,090	8	3,899	7	3,587	7	3,386	7

Total fixed maturities	$53,559	100%	$53,937	100%	$53,740	100%	$53,591	100%	$52,812	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$11,617	33%	$11,385	32%	$11,151	31%	$10,915	31%	$10,658	30%
Utilities and energy	6,552	19	6,836	19	6,963	19	7,171	20	6,985	20
Consumer—non cyclical	4,477	13	4,632	13	4,734	13	4,877	14	4,705	13
Consumer—cyclical	2,328	7	2,642	7	2,719	8	2,670	7	2,634	8
Capital goods	1,833	5	2,043	6	2,134	6	2,194	6	2,289	6
Industrial	2,064	6	2,141	6	2,146	6	2,269	6	2,384	7
Technology and communications	2,530	7	2,424	7	2,476	7	2,473	7	2,329	7
Transportation	1,237	4	1,325	4	1,317	4	1,240	3	1,156	3
Other	1,967	6	2,084	6	2,121	6	2,025	6	2,134	6

Total	$34,605	100%	$35,512	100%	$35,761	100%	$35,834	100%	$35,274	100%

Fixed maturities—Contractual Maturity Dates:
Due in one year or less	$2,750	5%	$2,812	5%	$2,646	5%	$2,858	5%	$2,652	5%
Due after one year through five years	9,923	19	10,129	19	10,331	19	10,382	19	10,329	20
Due after five years through ten years	10,723	20	11,218	21	11,567	22	11,514	22	11,658	22
Due after ten years	16,591	31	16,854	31	16,638	31	16,693	31	15,952	30

Subtotal	39,987	75	41,013	76	41,182	77	41,447	77	40,591	77
Mortgage and asset-backed	13,572	25	12,924	24	12,558	23	12,144	23	12,221	23

Total fixed maturities	$53,559	100%	$53,937	100%	$53,740	100%	$53,591	100%	$52,812	100%

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data

(amounts in millions)

	March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,285	29%	$2,272	30%	$2,191	30%	$2,043	30%	$1,850	30%
South Atlantic	1,668	21	1,586	21	1,508	21	1,451	21	1,234	20
Middle Atlantic	1,113	14	1,088	14	1,081	15	998	15	989	16
East North Central	868	11	794	11	766	10	704	10	662	11
Mountain	612	8	580	8	514	7	496	7	471	8
West South Central	345	4	336	4	346	5	306	5	304	5
West North Central	450	6	440	6	431	6	432	6	366	5
East South Central	292	4	280	4	268	4	261	4	230	3
New England	221	3	182	2	167	2	168	2	173	2

Total	$7,854	100%	$7,558	100%	$7,272	100%	$6,859	100%	$6,279	100%

Property Type
Office	$2,293	29%	$2,197	28%	$2,156	30%	$1,914	28%	$1,861	30%
Industrial	2,176	28	2,109	28	2,017	28	1,963	29	1,845	30
Retail	2,103	27	2,092	28	2,046	28	1,938	28	1,701	27
Apartments	952	12	833	11	746	10	708	10	655	10
Mixed use/other	330	4	327	5	307	4	336	5	217	3

Total	$7,854	100%	$7,558	100%	$7,272	100%	$6,859	100%	$6,279	100%

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data (continued)

(amounts in millions)

	March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
Summary of Commercial Mortgage Loans	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,514	45%	$3,407	45%	$3,330	46%	$3,247	47%	$3,122	49%
$5 million but less than $10 million	1,854	23	1,831	24	1,720	23	1,647	24	1,457	23
$10 million but less than $20 million	1,498	19	1,427	19	1,382	19	1,245	18	1,072	17
$20 million but less than $30 million	525	7	448	6	466	6	323	5	350	6
$30 million and over	487	6	469	6	429	6	446	6	324	5

Total	$7,878	100%	$7,582	100%	$7,327	100%	$6,908	100%	$6,325	100%

	March 31, 2006	December 31, 2005
Allowance for Losses on Commercial Mortgage Loans
Balance, beginning of year	$31	$52
Provisions	—	11
Releases	—	(32)
Deductions for write-downs and dispositions	—	—

Balance, end of year	$31	$31

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable	$719	$691	$694	$665	$669	$2,719
Fixed maturities—non-taxable	31	32	31	32	33	128
Commercial mortgage loans	121	145	116	98	98	457
Equity securities	7	7	6	6	6	25
Other investments	11	34	20	10	14	78
Policy loans	30	29	27	27	26	109
Restricted investments held by securitization entities	7	11	12	13	14	50
Cash, cash equivalents and short-term investments	17	11	15	7	8	41

Gross investment income before expenses and fees	943	960	921	858	868	3,607

Expenses and fees	(19)	(19)	(19)	(16)	(17)	(71)

Net investment income	$924	$941	$902	$842	$851	$3,536

Annualized Yields
Fixed maturities—taxable	5.7%	5.6%	5.7%	5.5%	5.6%	5.6%
Fixed maturities—non-taxable	4.4%	4.5%	4.5%	4.5%	4.5%	4.5%
Commercial mortgage loans	6.3%	7.8%	6.6%	6.0%	6.4%	6.7%
Equity securities	12.3%	9.4%	9.0%	8.6%	8.8%	8.9%
Other investments	5.2%	13.9%	7.9%	4.6%	6.9%	8.5%
Policy loans	8.8%	8.6%	8.5%	8.9%	8.3%	8.6%
Restricted investments held by securitization entities	8.2%	6.2%	6.2%	6.3%	6.9%	6.4%
Cash, cash equivalents and short-term investments	3.6%	2.3%	3.6%	1.8%	1.7%	2.3%

Gross investment income before expenses and fees	5.7%	5.9%	5.8%	5.5%	5.6%	5.7%

Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	5.6%	5.8%	5.7%	5.4%	5.5%	5.6%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other investments, are calculated net of the corresponding securities lending liability. All other yields are based on average carrying values.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1
Spread-Based Retail Products

Fixed Annuities
Account value, net of reinsurance, beginning of period	$15,547	$15,676	$15,540	$15,214	$15,113
Deposits	267	356	530	699	285
Interest credited	145	151	154	150	150
Surrenders, benefits and product charges	(718)	(636)	(548)	(523)	(334)

Account value, net of reinsurance, end of period	15,241	15,547	15,676	15,540	15,214

Single Premium Income Annuities
Account value, net of reinsurance, beginning of period	5,680	5,578	5,488	5,415	5,344
Premiums and deposits	250	240	230	215	212
Interest credited	80	79	77	80	77
Surrenders, benefits and product charges	(238)	(217)	(217)	(222)	(218)

Account value, net of reinsurance, end of period	5,772	5,680	5,578	5,488	5,415

Structured Settlements
Account value, net of reinsurance, beginning of period	871	831	765	653	533
Premiums and deposits	58	41	69	116	124
Interest credited	12	12	11	11	11
Surrenders, benefits and product charges	(16)	(13)	(14)	(15)	(15)

Account value, net of reinsurance, end of period	925	871	831	765	653

Total Spread-Based Retail Products, net of reinsurance	$21,938	$22,098	$22,085	$21,793	$21,282

Spread-Based Institutional Products

GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$9,777	$9,998	$9,162	$9,408	$9,541
Deposits	980	587	1,402	871	841
Interest credited	114	107	101	86	82
Surrenders and benefits	(1,105)	(915)	(667)	(1,203)	(1,056)

Account value, end of period	9,766	9,777	9,998	9,162	9,408

Total Spread-Based Retail and Institutional Products	$31,704	$31,875	$32,083	$30,955	$30,690

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments (continued)

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1
Fee-Based Products
Income Distribution Series
Account value, net of reinsurance, beginning of period	$911	$747	$634	$540	$462
Deposits	281	170	109	92	85
Interest credited and investment performance	59	6	13	8	(4)
Surrenders, benefits and product charges	(16)	(12)	(9)	(6)	(3)

Account value, net of reinsurance, end of period	1,235	911	747	634	540

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	$1,182	$1,048	$902	$747	$632
Deposits	132	123	137	145	143
Interest credited and investment performance	78	32	35	29	(13)
Surrenders, benefits and product charges	(32)	(21)	(26)	(19)	(15)

Account value, net of reinsurance, end of period	1,360	1,182	1,048	902	747

Variable Life Insurance
Account value, beginning of the period	363	355	347	335	345
Deposits	9	8	7	11	8
Interest credited and investment performance	18	12	13	11	(11)
Surrenders, benefits and product charges	(13)	(12)	(12)	(10)	(7)

Account value, end of period	$377	$363	$355	$347	$335

Third Party Assets
Private Asset Management
Account value, beginning of the period	$3,352	$3,137	$2,907	$2,753	$2,775
Deposits	370	275	242	224	212
Interest credited and investment performance	169	67	120	44	(94)
Surrenders, benefits and product charges	(135)	(127)	(132)	(114)	(140)

Account value, end of period	3,756	3,352	3,137	2,907	2,753

Genworth Financial Advisors
Account value, beginning of the period	1,828	1,640	1,428	1,293	1,198
Deposits	212	198	187	135	112
Interest credited and investment performance	85	5	40	14	(2)
Surrenders, benefits and product charges	(57)	(15)	(15)	(14)	(15)

Account value, end of period	2,068	1,828	1,640	1,428	1,293

Total Third Party Assets	5,824	5,180	4,777	4,335	4,046

Total Fee-Based Products Assets Under Management	$8,796	$7,636	$6,927	$6,218	$5,668

Assets Under Management, net of reinsurance	$40,500	$39,511	$39,010	$37,173	$36,358

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments (continued)

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1
Reinsured products
Account value, beginning of period	$21,004	$21,293	$21,542	$21,789	$22,291
Deposits	11	7	15	32	37
Interest credited and investment performance	643	416	496	433	60
Surrenders, benefits and product charges	(841)	(712)	(760)	(712)	(599)

Account value, end of period	$20,817	$21,004	$21,293	$21,542	$21,789

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Institutional Assets Under Management by Contract Type—Retirement Income and Investments

(amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1
Spread-Based Institutional Products
Guaranteed Investment Contracts (GICs)	$2,849	$3,142	$3,217	$3,264	$3,302
Funding agreements backing notes	4,270	3,957	4,054	3,172	3,381
Funding agreements	2,647	2,678	2,727	2,726	2,725

	$9,766	$9,777	$9,998	$9,162	$9,408

Funding agreements by liquidity provisions:
90 day	$425	$558	$858	$1,108	$1,308
180 day	450	450	550	350	150
No put	1,485	1,385	1,035	985	1,010
13 month rolling maturity	275	275	275	275	250
Accrued interest	12	10	9	8	7

Total funding agreements	$2,647	$2,678	$2,727	$2,726	$2,725

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance

(dollar amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1
Primary Insurance In-force	$100,500	$100,200	$101,900	$104,300	$106,000

New Insurance Written	$6,800	$6,700	$7,200	$7,200	$5,700

Net Premiums Written	$115	$112	$112	$111	$109

Loss Ratio (a)	16%	45%	24%	22%	14%

Expense Ratio (b)	35%	42%	55%	42%	37%

New Risk Written
Flow	$1,404	$1,667	$1,820	$1,713	$1,263
Bulk	102	2	10	19	9

Total Primary	1,506	1,669	1,830	1,732	1,272
Pool	2	2	—	—	—

Total New Risk Written	$1,508	$1,671	$1,830	$1,732	$1,272

Risk In-force
Flow	$21,328	$21,375	$21,500	$21,848	$22,103
Bulk	460	363	370	369	284

Total Primary	21,788	21,738	21,870	22,217	22,387
Pool	516	554	590	643	682

Total Risk In-force	$22,304	$22,292	$22,460	$22,860	$23,069

(a)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(b)	The ratio of an insurer's general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance, U.S. Only

(dollar amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1
Risk in-force by Credit Quality
Flow by FICO Scores >619 (%)	92%	92%	92%	92%	92%
Flow by FICO Scores 575-619	6%	6%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%

Bulk by FICO Scores >619	94%	96%	95%	95%	92%
Bulk by FICO Scores 575-619	4%	2%	3%	3%	4%
Bulk by FICO Scores <575	2%	2%	2%	2%	4%

Primary A minus and sub-prime	10.6%	10.4%	10.1%	9.9%	9.9%

Primary Loans
Primary total loans in force	740,562	744,970	763,988	786,959	804,839
Primary total loans in default	23,127	27,391	24,478	23,613	24,376
Primary loans total default rate	3.1%	3.7%	3.2%	3.0%	3.0%

Flow loans in default	22,070	26,163	23,284	22,392	22,891
Flow loans default rate	3.5%	4.1%	3.5%	3.3%	3.3%

Bulk loans in default	1,057	1,228	1,194	1,221	1,485
Bulk loans default rate	1.0%	1.2%	1.1%	1.1%	1.4%

A minus and sub-prime loans in default	6,064	7,072	6,420	5,930	6,058
A minus and sub-prime loans default rate	8.8%	10.5%	9.6%	8.9%	8.9%

Pool Loans
Pool loans in default	500	597	542	597	648
Pool loans default rate	2.7%	3.1%	2.7%	2.8%	2.7%

Claims Paid
Primary Claims Paid (includes LAE)	30.6	33.8	34.0	37.9	39.6
Pool Claims Paid (includes LAE)	0.1	0.1	0.0	0.2	0.1
Primary Average Claim Severity	96%	95%	94%	95%	95%

Other Measures
Flow Persistency (a)	72%	68%	59%	63%	66%
Gross written premiums ceded to captives/total gross written premiums	24%	24%	24%	24%	25%
Risk to capital ratio (b)	8.1:1	8.2:1	8.6:1	8.9:1	9.4:1

(a)	Excludes bulk transactions and the effect of periodic reconciliations involving single premium mortgage insurance. Including the effect of the periodic reconciliations, flow persistency would be 71% and 65% for the three months ended March 31, 2006 and December 31, 2005, respectively. All other periods shown were unaffected.

(b)	Certain states limit a private mortgage insurer's risk in-force to 25 times the total of the insurer's policyholders' surplus plus the statutory contingent reserve, commonly known as the "risk to capital" requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(dollar amounts in millions)

	2006	2005
	Q1	Q4	Q3	Q2	Q1
Primary Insurance In-force
Canada	$92,800	$89,300	$81,000	$71,500	$77,100
Australia	133,600	127,300	123,800	114,900	110,800
Europe and Rest of World	30,400	27,600	26,200	23,800	22,000

Total International primary insurance in force	$256,800	$244,200	$231,000	$210,200	$209,900

New Insurance Written
Canada	$4,000	$7,400	$5,900	$4,600	$3,300
Australia	12,400	10,400	12,200	11,400	9,200
Europe and Rest of World	4,000	4,100	2,900	5,400	1,700

Total International new insurance written	$20,400	$21,900	$21,000	$21,400	$14,200

Total Risk In-force (a)	$82,800	$79,000	$74,500	$67,800	$68,000

Net Premiums Written	$204	$212	$204	$168	$137

Loss Ratio (b)
Canada	16%	12%	10%	13%	15%
Australia	29%	20%	5%	13%	-14%
Europe and Rest of World	14%	9%	9%	11%	17%
Total International Loss Ratio	21%	14%	8%	13%	6%

Expense Ratio (c)
Canada	23%	16%	15%	17%	19%
Australia	14%	13%	14%	16%	15%
Europe and Rest of World	41%	50%	52%	90%	79%
Total International Expense Ratio	21%	19%	18%	24%	22%

(a)	Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. For the period ending March 31, 2005 through the period ending March 31, 2006, this factor was 35%.

(b)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(c)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
American Mayflower Life Insurance Company of New York	A+	AA-	Aa3	AA-
Federal Home Life Insurance Company	A+	Not rated	Aa3	AA-
First Colony Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Health Insurance Company	A	AA-	Not rated	Not rated
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company (a)	S&P rating	Moody’s rating	Fitch rating
Genworth Mortgage Insurance Corporation	AA	Aa2	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa2	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA

(a)	Our Canadian mortgage insurance company, Genworth Financial Mortgage Insurance Company Canada, is not rated by any of the rating agencies shown above, but is rated “AA” by Dominion Bond Rating Service.

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its ‘‘A+’’ (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The ‘‘A+’’ (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from ‘‘A++’’ to ‘‘S’’.

GENWORTH FINANCIAL, INC.

1Q 2006 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P1” is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that ‘‘AA’’ (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The ‘‘AA’’ rating category is the second-highest of eight financial strength rating categories, which range from ‘‘AAA’’ to ‘‘D.’’ The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the ‘‘AAA’’ category or to ratings below the ‘‘CCC’’ category. Accordingly, the ‘‘AA’’ and ‘‘AA-’’ ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

Dominion Bond Rating states that long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and Dominion Bond Rating review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 24 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com

Inquiries:

Genworth Financial, Inc.

Jean Peters, 804-662-2693

jean.peters@genworth.com

Alicia Charity, 804-662-2248

alicia.charity@genworth.com